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Article 8 PROMISSORY NOTE

$12,000,000.00LAKEWOOD, COLORADO

March 27, 2024 FOR VALUE RECEIVED LF3 LAKEWOOD, LLC, a Delaware limited liability company, having its principal place of business at 1635 43rd Street S, Suite 205, Fargo, North Dakota 58103 (together with its successors and/or assigns, “Lakewood Borrower”), and LF3 LAKEWOOD TRS, LLC, a Delaware limited liability company, having its principal place of business at 1635 43rd Street S, Suite 205, Fargo, North Dakota 58103 (together with its successors and/or assigns, “Operator”; and Lakewood Borrower are, individually and/or collectively (as the context requires) referred to herein as “Borrower”), hereby unconditionally promises to pay to the order of BLUEBIRD CREDIT EM LLC, a Delaware limited liability company, having an address at 101 Franklin Street, 2nd Floor, Westport, Connecticut 06880 (together with its successors and/or assigns, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWELVE MILLION AND 00/100 DOLLARS ($12,000,000.00), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement dated the date hereof between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

Article 9 ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

Article 10 ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender on the happening of, or during the continuance of, any other Event of Default, except as otherwise set forth in the Loan Agreement.

Article 11 ARTICLE 3: LOAN DOCUMENTS

This Note is secured by the Security Instrument and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instrument and the other Loan Documents (other than the Environmental Indemnity and Guaranty) are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

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Article 12 ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

Article 13 ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Article 14 ARTICLE 6: WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non- payment and all other notices of any kind, other than notices expressly required to be given pursuant to the Loan Documents. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company (and, to the extent theretofore having liability, their partners or members) shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited

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liability company or corporation, which may be set forth in the Loan Agreement, the Security Instrument or any other Loan Document.)

Article 15 ARTICLE 7: TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

Article 16 ARTICLE 8: EXCULPATION

The provisions of Article 13 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

Article 17 ARTICLE 9: GOVERNING LAW

The governing law and related provisions contained in Section 17.2 of the Loan Agreement are hereby incorporated by reference as if fully set forth herein.

Article 18 ARTICLE 10: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Article 14 of the Loan Agreement.

Article 19 ARTICLE 11: LIABILITY

If Borrower consists of more than one Person, the obligations and liabilities of each such Person shall be joint and several.

Article 20 [NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, Bon-ower has duly executed this Note as of the day and year first above written.

BORROWER:

LF3 LAKEWOOD, LLC, a

Delaware limited liability company

By:LODGING FUND REIT III OP, LP, a

Delaware limited partnership, its Sole Member

By:LODGING FUND REIT Ill, INC., a

Maryland corporation, its Genera.

By: /s/ Samuel C. Montgomery

Name:

Title:

Samuel C. Montgomery Chief Financial Officer

BORROWER:

LF3 LAKEWOOD TRS, LLC, a

Delaware limited liability company

By:LODGING FUND REIT III TRS, INC., a

Delaware corporation, its Sole Member

By: /s/ Samuel C. Montgomery

Name:

le:

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Name: Samuel C. Montgomery

Title:Chief Financial Officer

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FAIRFIELD INN & SUITES BY MARRIOTT DENVER/LAKEWOOD/ PROMISSORY NOTE/ SIGNATURE PAGE